EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF FOVEA JEWELRY HOLDINGS LTD.

In connection with the accompanying Annual Report on Form 10-K of Fovea Jewelry Holdings Ltd. for the year ended December 31, 2021, the undersigned, Thomson Lee, Chief Executive Officer of Fovea Jewelry Holdings Ltd., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended December 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on Form 10-K for the year ended December 31, 2021 fairly presents, in all material respects, the financial condition and results of operations of Fovea Jewelry Holdings Ltd..

Date: April 29, 2022	By:	/s/ Thomson Lee
Thomson Lee
President and Chief Executive Officer (principal executive officer and principal financial officer)